NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2025
NON-CONTROLLING INTERESTS
NON-CONTROLLING INTERESTS

26.   NON-CONTROLLING INTERESTS

Subsidiary’s Offering of Its Equity Interests

In October 2020, Jiangxi Jinko, principal operating subsidiary of the Group, completed an RMB3,100 million (approximately USD 461 million) equity financing. Immediately after the closing, third-party investors together with the Company’s principal shareholders and senior management personnel, directly or through their investment arms, collectively owned approximately a 26.7% equity interest in Jiangxi Jinko and the Company owned 73.3% equity interest in Jiangxi Jinko.

Pursuant to the equity financing agreements, third-party investors have the option to require the Company’s principal shareholders (Mr. Xiande Li, Mr. Kangping Chen and Mr. Xianhua Li) to repurchase their equity interests in Jiangxi Jinko upon the occurrence of certain events. Considering these rights of third-party investors solely against the Company’s principal shareholders and did not change the Group’s rights attached to the Jiangxi Jinko’s ordinary shares, the equity financing in Jiangxi Jinko is not mandatorily nor contingently redeemable against Jiangxi Jinko or the Group, and therefore, the equity financing was classified as noncontrolling interest in the Company’s consolidated financial statements.

Given the Group may not have been able to consummate the equity financing without the rights provided by the Company’s principal shareholders, values of the rights provided by the Company’s principal shareholders are deemed as shareholder contributions from the principal shareholders to the Company. Since the contributions from the Company’s principal shareholders incurred directly attributable to Jiangxi Jinko’s equity financing, the contributions were treated as issuance cost of the equity financing and was recorded as a reduction of noncontrolling interest with a credit of additional paid-in capital. Fair value of the rights provided by the Company’s principal shareholders approximated RMB140 million.

On January 26, 2022, Jiangxi Jinko completed its IPO and started trading on the Shanghai Stock Exchange’s Sci-Tech innovation board (“STAR Market”). The IPO raised net proceeds of approximately RMB9,723 million, of which, RMB6,419 million was recorded in the non-controlling interest and RMB3,304 million was recorded in the additional paid in capital. After the IPO, the Group owned approximately 58.62% of Jiangxi Jinko. Jiangxi Jinko’s non-controlling interests’ ownership of the subsidiary changed from 26.72% to 41.38% due to the IPO.

In April 2022, upon approval obtained from the board of directors of Jiangxi Jinko, Jiangxi Jinko declared dividends of RMB230 million for the year ended December 31, 2021, among which RMB95 million was distributed to the Company’s non-controlling interest shareholders. Jiangxi Jinko paid the dividends in 2022.

In June 2023, upon approval obtained from the board of directors of Jiangxi Jinko, Jiangxi Jinko declared dividends of RMB890 million for the year ended December 31, 2022, among which RMB368 million was distributed to the Company’s non - controlling interest shareholders. Jiangxi Jinko paid the dividends in 2023.

In September 2023, Jiangxi Jinko bought back a total of its 29,721,264 ordinary shares in the STAR market with a total consideration approximated RMB 300 million. The 29,721,264 shares were reserved for Jiangxi Jinko’s future share option grants. Upon consummation of the buy - back transaction, ownership of Jiangxi Jinko’s non - controlling interests decreased from 41.38% to 41.20%. The shares buy - back transaction was treated as transaction with non - controlling interests, and therefore, the aggregated net excess of the consideration over the carrying amounts of acquired non - controlling interests, being approximately RMB121 million, was recorded as deduction to additional paid - in capital in the consolidated financials.

In May 2024, upon approval obtained from the board of directors of Jiangxi Jinko, Jiangxi Jinko declared dividends of RMB2,235 million for the year ended December 31, 2023, among which RMB922 million was distributed to the Company’s non-controlling interest shareholders. Jiangxi Jinko paid the dividends in 2024.

In September 2025, JinkoSolar Investment sold 300,156,075 ordinary shares, approximately 3% equity interests in Jiangxi Jinko to third party investors in the STAR market with total consideration approximated RMB 1,470 million. Upon the consummation of the transaction, the Company’s ownership of Jiangxi Jinko decreased from 58.76% to 55.76%. The disposal of shares was recorded as a transaction with noncontrolling interests, the aggregated net excess of the consideration over the carrying amount of the equity interests in Jiangxi Jinko, being approximately RMB700 million, was recorded as addition additional paid in capital in the consolidated financials.

Other Non-controlling Interests-Sichuan Jinko

In June 2024, Sichuan Jinko, a wholly-owned subsidiary of Jiangxi Jinko entered into an agreement with Jiangxi Jinko and a third party investor, pursuant to which, the third party investor would make capital injection in cash of RMB600 million to own 9.28% equity interests of Sichuan Jinko. Such transaction was consummated on July 5, 2024 (the “Completion Date”) and all capital injections were received in July 2024. Upon consummation of the transaction, Jiangxi Jinko still owns 90.72% equity interests of Sichuan Jinko, and continues to control and consolidate Sichuan Jinko.

Pursuant to the agreement, the third party investor can appoint one out of the four board members in Sichuan Jinko and may request Jiangxi Jinko to repurchase all or partial its equity interests in Sichuan Jinko upon occurrence of the following events including i) Jiangxi Jinko fails to repurchase equity interests of Sichuan Jinko owned by the third party investor within 36 months after the Completion Date of above transaction ii) Sichuan Jinko fails to reach the target annual net profits of RMB412 million iii)Sichuan Jinko’s debt-to-asset ratio exceeds 41.1%, or Jiangxi Jinko’s consolidated debt-to-asset ratio exceeds 73.9% and iv) use of the injected capital violates the agreement.

Jiangxi Jinko has the unilateral discretion to accept or reject the redemption request. If Jiangxi Jinko decides to reject the redemption request, the third party investor would be granted the additional rights, including i) increase its voting rights in the board of directors from 1/4 to 1/3, ii) raise the target net profits from RMB412 million to RMB550 million, and increase to RMB686.9 million, RMB823.8 million and RMB961.1 million for the subsequent years, iii) request Sichuan Jinko to distribute all the undistributed profits since the Completion Date.

Given Jiangxi Jinko has the unilateral discretion to accept or reject the redemption request from the third party investor, the redemption feature is considered within the control of Jiangxi Jinko. Hence, management concluded that the equity interests held by the third party investor in Sichuan Jinko shall be recorded as non-controlling interests in permanent equity.

At the Completion Date, the excess of the consideration over the carrying amounts of non-controlling interests, being approximately RMB186 million, was recorded as additional paid-in capital in the consolidated financials.

As of December 31, 2024, the carrying amount of the non-controlling interests in Sichuan Jinko was RMB388 million.

In January 2025, Jiangxi Jinko entered into agreement with the third party investor to repurchase all the equity interests of Sichuan Jinko with a total consideration of RMB620 million. The repurchase of equity interests was recorded as a transaction with noncontrolling interests, the aggregated net excess of the consideration over the carrying amount of the equity interests in Sichuan Jinko, being approximately RMB235 million, was recorded as deduction additional paid in capital in the consolidated financials.